UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): MAY 31, 2005


                                 ZIM CORPORATION
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             (Exact name of Registrant as specified in its charter)

                                     CANADA
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                 (State or other jurisdiction of incorporation)


         0-30432                                          NOT APPLICABLE
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       (Commission                                        (IRS Employer
       File Number)                                     Identification No.)

                              200-20 COLONNADE ROAD
                         OTTAWA, ONTARIO, CANADA K2E 7M6
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          (Address of principal executive offices, including zip code)

                                 (613) 727-1397
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                         (Registrant's telephone number)

                                 NOT APPLICABLE
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12) i1/4 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ZIM Corporation today announced that on May 31, 2005 it entered into an Agreement and Release with the former shareholders of EPL Communications Ltd. and E-Promotions Limited ("EPL Shareholders"). In February 2004, ZIM purchased EPL Communications Ltd. and E-Promotions Limited, each a UK-based SMS firm (the "EPL Purchase"). Due to ZIM's recent withdrawal of its Registration Statement on Form SB-2, it was unable to register for resale the shares issued to the EPL Shareholders as contemplated in the EPL Purchase Agreement. Under the Agreement and Release, ZIM issued to the EPL Shareholders options to purchase an aggregate of 3,600,000 shares of ZIM common stock at an exercise price of $0.20 per share, the market price on May 12, 2005. In addition, the EPL Shareholders and ZIM released one another from any and all prior, current or future claims in connection with the EPL Purchase. ZIM has also entered into Consulting Agreements with certain of the EPL Shareholders, pursuant to which they agreed to provide ZIM with technical expertise. A copy of the Agreement and Release is attached to this Current Report on Form 8-K as Exhibit 10.10.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On May 31, 2005, ZIM Corporation agreed to grant to the former shareholders of EPL Communications Ltd. and E-Promotions Limited ("EPL Shareholders") options to purchase an aggregate of 3,600,000 shares of ZIM common shares at an exercise price of $0.20 per share, the market price of the common shares on May 12, 2005. This transaction was effected as a transaction not involving any public offering, exempt from registration under Section 4(2) of the Securities Act of 1933. The options were granted to four individuals and the transaction involved no public solicitation.

On May 31, 2005, ZIM Corporation also agreed to extend, to May 11, 2008, the expiration date of warrants to purchase 1,150,006 shares of its common stock that it issued in a January 2004 private placement, and to amend the warrants to lower their exercise price from $0.75 to $0.20, the market price on May 12, 2005. No registration under the Securities Act of 1933 is required in connection with this agreement because it involves a security that is exempt from registration under Section 3(a)(9) of the Securities Act - the amended warrant is exchanged by the issuer with existing security holders exclusively and no consideration is paid or given in connection with the exchange.

ITEM 7.01  REGULATION FD DISCLOSURE

On June 6, 2005, ZIM Corporation issued a press release, a copy of which is furnished as an exhibit to this Form 8-K, announcing that it had entered into an Agreement and Release with the former shareholders of EPL Communications Ltd. and E-Promotions Limited ("EPL Shareholders"). Under the Agreement and Release, ZIM agreed to issue to the EPL Shareholders options to purchase an aggregate of 3,600,000 shares of ZIM common stock at an exercise price of $0.20 per share, the market price on May 12, 2005. In addition, the EPL Shareholders and ZIM released one another from any and all prior, current or future claims in connection with the EPL Purchase. ZIM has also entered into Consulting Agreements with certain of the EPL Shareholders, pursuant to which they agreed to provide ZIM with technical expertise.

On June 6, 2005, ZIM Corporation also announced that it has agreed to extend, to May 11, 2008, the expiration date of warrants it issued in a January 2004 private placement, and to amend the warrants to lower their exercise price from $0.75 to $0.20, the market price on May 12, 2005.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(C) EXHIBITS.

EXHIBIT NO.       DESCRIPTION

10.10 Agreement and Release dated May 31, 2005 between ZIM Corporation and each of Maria Vendone, Stephen Wright, Christian Goldsborough, Finelook Limited, and Maria Vendone and Stephen Wright as trustees of Enrico Wright.

99.1 Press Release dated June 6, 2005, announcing Agreement and Release with former EPL Shareholders and amendment of outstanding warrants.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ZIM CORPORATION
                                             (Registrant)

June 6, 2005                             By: /s/ Michael Cowpland
                                             ---------------------------------
                                             Michael Cowpland,
                                             President and Chief Executive
                                             Officer










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